UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

WESTERN ASSET

EMERGING MARKETS

DEBT FUND INC. (ESD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is total return. High current income is a secondary investment objective.

The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Fund Inc. for the six-month reporting period ended June 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On February 16, 2016, Western Asset Emerging Markets Debt Fund Inc. (the “Fund”), Western Asset Emerging Markets Income Fund Inc. (“EMD”) and Western Asset Worldwide Income Fund Inc. (“SBW”), announced approval by each Fund’s Board of Directors of a proposal to merge EMD with and into the Fund and SBW with and into the Fund, subject to approval by the stockholders of each Fund. If approved, the mergers are anticipated to occur during the third quarter of 2016. If the proposed mergers are approved by the stockholders of each Fund, stockholders of EMD and SBW would receive common stock of the Fund, based on each Fund’s respective net asset value per share. In lieu of issuing fractional shares, the Fund will pay cash to each former stockholder of EMD and SBW in an amount equal to the value of the fractional shares of the Fund’s common stock that the investor would otherwise have received in the merger.

Management and each Board of Directors believe it is in the best interests of stockholders to merge EMD and SBW with and into the Fund in part because the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, stockholders of EMD, SBW and the Fund would likely benefit from greater asset diversification and lower overall expenses, in addition to a more streamlined emerging market product offering allowing for more focused marketing and stockholder servicing efforts.

The Fund also announced approval by its Board of Directors of a change to its primary and secondary investment objectives,

II	Western Asset Emerging Markets Debt Fund Inc.

subject to stockholder approval. If approved by stockholders, the Fund’s primary investment objective would become high current income and its secondary investment objective would become capital appreciation. The current primary investment objective of the Fund is total return and high current income is a secondary investment objective. The approval of changes to the Fund’s investment objectives is not contingent upon the approval of the mergers. Currently, EMD, SBW and the Fund have different investment objectives. EMD’s primary investment objective is to seek high current income. As a secondary objective, EMD seeks capital appreciation. SBW’s primary investment objective is to maintain a high level of current income. As a secondary objective, SBW seeks to maximize total return.

In connection with the proposal to merge EMD and SBW with and into the Fund, and the proposal to change the investment objectives of the Fund, the Fund filed a preliminary combined proxy statement and prospectus with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the final proxy statement and prospectus because it contains important information. The proxy statement and prospectus and other documents filed by the Funds are available free of charge at the SEC’s website, http://www.sec.gov. Stockholders can also obtain copies of these documents, for free, by calling the Funds at 1-888-777-0102. This is neither an offer to purchase nor a solicitation of an offer to sell shares of the Funds.

EMD, SBW and the Fund, their directors and executive officers and investment adviser, members of their management and employees may be deemed to be participants in the solicitation of proxies from the Funds’ stockholders in connection with the proposed merger and change of investment objectives. Information concerning the interests of the participants in the solicitation will be set forth in the proxy statement and prospectus to be filed with the SEC and is or will be set forth in the stockholder reports of the Funds on Form N-CSR on file and/or to be filed with the SEC.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

July 29, 2016

Western Asset Emerging Markets Debt Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in June 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its July 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said, “The outcome of the UK [Brexit] vote, which surprised global financial markets, implies the materialization of an important downside risk for the world economy. As a result, the global outlook for 2016-17 has worsened, despite the better-than-expected performance in early 2016.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.6%, versus 1.7% in 2015. Japan’s economy is expected to expand 0.3% in 2016, down from 0.5% in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

IV	Western Asset Emerging Markets Debt Fund Inc.

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion-a-month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England (“BoE”)v kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. However, in the aftermath of the June 23, 2016 U.K. referendum to leave the European Union (“Brexit”), BoE’s Governor Carney said that further interest rate cuts would be needed. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of China kept rates steady at 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2016?

A. Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and June 28, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, Brexit and several geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained

Western Asset Emerging Markets Debt Fund Inc.	V

Investment commentary (cont’d)

5.31% during the six months ended June 30, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended June 30, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, gained 9.06% for the six months ended June 30, 2016. The high-yield market was weak during the first month of the reporting period, due to falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply over the last four months of the reporting period. This turnaround occurred as oil prices rebounded and the Fed reduced its expectations for rate hikes in 2016.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 10.90% during the six months ended June 30, 2016. The asset class declined during the first month of the reporting period given concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. While there were periods of weakness, the asset class rallied sharply over the last five months of the reporting period as a whole. This turnaround was driven by rising oil prices, accommodative global monetary policy and solid investor demand.

Performance review

For the six months ended June 30, 2016, Western Asset Emerging Markets Debt Fund Inc. returned 11.86% based on its net asset value (“NAV”)ix and 17.07% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 10.90% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagex returned 12.35% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.63 per share. As of June 30, 2016, the Fund estimates that 49.9% of the distributions were sourced from net investment income and 50.1% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$17.63 (NAV)	11.86	%†
$15.38 (Market Price)	17.07	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

VI	Western Asset Emerging Markets Debt Fund Inc.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XESDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2016

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may make significant investments in derivative instruments, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Debt Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The Bank of England (“BoE”), formally the Governor and Company of the Bank of England, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

VIII	Western Asset Emerging Markets Debt Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2016 and December 31, 2015 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.
‡	Represents less than 0.1%.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2016

Total Spread Duration
ESD	— 6.09 years
Benchmark	— 6.65 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
ESD	— Western Asset Emerging Markets Debt Fund Inc.
IG Credit	— Investment Grade Credit

2	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2016

Total Effective Duration
ESD	— 6.35 years
Benchmark	— 6.85 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
ESD	— Western Asset Emerging Markets Debt Fund Inc.
IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 71.9%
Argentina — 9.4%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	2,590,000		$2,706,550	(a)
Provincia de Buenos Aires, Senior Bonds	4.000%	5/15/35	967,856		679,919	(b)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,150,000		3,472,875	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	1,330,000		1,336,650	(a)
Republic of Argentina, Senior Bonds	7.000%	4/17/17	11,610,000		11,936,891
Republic of Argentina, Senior Notes	6.875%	4/22/21	2,370,000		2,533,530	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	3,750,000		4,063,125	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	6,884,007		7,710,087
Republic of Argentina, Senior Notes	7.125%	7/6/36	2,280,000		2,280,000	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	2,050,000		2,219,125	(a)
Republic of Argentina, Senior Notes, Step Bond	2.500%	12/31/38	17,600,000		11,924,000
Total Argentina					50,862,752
Armenia — 0.4%
Republic of Armenia, Senior Notes	6.000%	9/30/20	2,010,000		2,032,552	(b)
Brazil — 2.1%
Federative Republic of Brazil, Notes	10.000%	1/1/25	20,000,000	BRL	5,594,714
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,400,000		1,522,500	(c)
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	4,370,000		4,298,988	(c)
Total Brazil					11,416,202
Cameroon — 0.1%
Republic of Cameroon, Senior Notes	9.500%	11/19/25	600,000		609,000	(a)
Chile — 0.6%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	530,000		565,005	(a)(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,860,060	(c)
Total Chile					3,425,065
Colombia — 4.4%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	3,580,000		3,748,260	(c)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	7,751,000		10,105,366	(c)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		1,125,200	(c)
Republic of Colombia, Senior Notes	7.375%	3/18/19	7,545,000		8,620,163	(c)
Total Colombia					23,598,989
Costa Rica — 0.7%
Republic of Costa Rica, Notes	7.000%	4/4/44	3,870,000		3,865,163	(a)
Croatia — 1.0%
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,860,000		2,032,887	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	2,980,000		3,164,462	(b)
Total Croatia					5,197,349

See Notes to Financial Statements.

4	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 1.9%
Dominican Republic, Senior Notes	5.500%	1/27/25	5,560,000		$5,685,100	(a)
Dominican Republic, Senior Notes	6.875%	1/29/26	1,000,000		1,106,000	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	3,160,000		3,286,400	(a)
Total Dominican Republic					10,077,500
Ecuador — 1.5%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	8,370,000		8,328,150	(a)
Egypt — 0.2%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	1,460,000		1,284,800	(a)
El Salvador — 0.7%
Republic of El Salvador, Notes	6.375%	1/18/27	4,180,000		3,803,800	(a)
Gabon — 0.4%
Gabonese Republic, Bonds	6.375%	12/12/24	1,240,000		1,072,600	(a)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	1,460,000		1,281,092	(a)
Total Gabon					2,353,692
Georgia — 0.2%
Republic of Georgia, Bonds	6.875%	4/12/21	1,200,000		1,323,846	(b)
Ghana — 0.9%
Republic of Ghana, Bonds	8.125%	1/18/26	840,000		725,424	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	2,730,000		2,892,954	(a)
Republic of Ghana, Notes	7.875%	8/7/23	1,250,000		1,095,637	(b)
Total Ghana					4,714,015
Guatemala — 0.2%
Republic of Guatemala, Senior Notes	4.500%	5/3/26	1,040,000		1,059,500	(a)
Honduras — 0.4%
Republic of Honduras, Senior Notes	7.500%	3/15/24	2,120,000		2,310,800	(b)
Hungary — 1.4%
Republic of Hungary, Senior Notes	5.750%	11/22/23	6,628,000		7,556,748	(c)
Indonesia — 8.1%
Republic of Indonesia, Notes	3.750%	4/25/22	15,590,000		16,155,839	(b)(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	675,000		726,364	(b)
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	66,572,000,000	IDR	5,344,997
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,650,000		2,041,263	(b)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	387,000		421,148	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	213,000		231,795	(b)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	2,440,000		2,462,397	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,701,000		4,293,967	(a)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	10,550,000		11,209,807	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Notes	5.250%	1/17/42	1,100,000		$1,168,795	(b)
Total Indonesia					44,056,372
Israel — 0.3%
Government of Israel, Senior Bonds	2.875%	3/16/26	1,510,000		1,560,014
Ivory Coast — 0.8%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	2,970,000		2,799,225	(a)
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	1,550,000		1,505,438	(a)
Total Ivory Coast					4,304,663
Jamaica — 0.6%
Government of Jamaica, Senior Notes	7.625%	7/9/25	1,150,000		1,288,000
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,720,000		1,810,300
Total Jamaica					3,098,300
Jordan — 0.1%
Kingdom of Jordan, Senior Notes	6.125%	1/29/26	240,000		254,100	(a)
Kazakhstan — 0.9%
Republic of Kazakhstan, Senior Bonds	3.875%	10/14/24	5,030,000		5,068,983	(b)
Kenya — 0.4%
Republic of Kenya, Senior Notes	5.875%	6/24/19	2,060,000		2,047,640	(a)
Lithuania — 1.3%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	5,820,000		6,791,940	(a)(c)
Mexico — 2.8%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,128,000		1,422,690	(c)
United Mexican States, Senior Bonds	8.000%	6/11/20	75,137,000	MXN	4,504,015	(c)
United Mexican States, Senior Bonds	10.000%	12/5/24	4,680,000	MXN	328,728	(c)
United Mexican States, Senior Notes	5.125%	1/15/20	80,000		89,000	(c)
United Mexican States, Senior Notes	4.000%	10/2/23	5,046,000		5,444,886	(c)
United Mexican States, Senior Notes	3.600%	1/30/25	1,840,000		1,927,400	(c)
United Mexican States, Senior Notes	4.750%	3/8/44	442,000		477,360	(c)
United Mexican States, Senior Notes	4.600%	1/23/46	889,000		941,229	(c)
Total Mexico					15,135,308
Namibia — 0.3%
Republic of Namibia, Senior Notes	5.250%	10/29/25	1,760,000		1,799,600	(a)
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	740,000		716,024	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	430,000		416,068	(b)
Total Nigeria					1,132,092
Oman — 0.3%
Oman Government International Bond, Senior Notes	4.750%	6/15/26	1,810,000		1,800,327	(a)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pakistan — 0.4%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	990,000		$1,042,949	(a)
Republic of Pakistan, Senior Notes	8.250%	4/15/24	1,210,000		1,278,650	(b)
Total Pakistan					2,321,599
Panama — 0.3%
Republic of Panama, Senior Bonds	9.375%	4/1/29	900,000		1,377,000	(c)
Paraguay — 0.3%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	1,770,000		1,871,775	(a)
Peru — 5.1%
Republic of Peru, Senior Bonds	7.350%	7/21/25	6,000,000		8,175,000	(c)
Republic of Peru, Senior Bonds	8.750%	11/21/33	10,325,000		16,223,156	(c)
Republic of Peru, Senior Bonds	6.550%	3/14/37	2,388,000		3,229,770	(c)
Total Peru					27,627,926
Philippines — 1.7%
Republic of Philippines, Senior Bonds	5.000%	1/13/37	5,000,000		6,465,300
Republic of Philippines, Senior Bonds	3.950%	1/20/40	2,600,000		3,004,292
Total Philippines					9,469,592
Poland — 2.8%
Republic of Poland, Senior Notes	5.125%	4/21/21	5,750,000		6,468,221	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	7,752,000		8,736,403	(c)
Total Poland					15,204,624
Romania — 0.9%
Republic of Romania, Senior Notes	4.875%	1/22/24	3,730,000		4,121,837	(b)
Republic of Romania, Senior Notes	4.875%	1/22/24	800,000		884,040	(a)
Total Romania					5,005,877
Russia — 5.7%
Russian Federal Bond, Bonds	8.150%	2/3/27	288,450,000	RUB	4,532,246
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	105,000		124,205	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	16,351,664		19,979,690	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	5.625%	4/4/42	5,600,000		6,358,240	(a)(c)
Total Russia					30,994,381
Senegal — 0.2%
Republic of Senegal, Bonds	6.250%	7/30/24	1,100,000		1,053,250	(b)
South Africa — 1.0%
Republic of South Africa, Senior Notes	4.875%	4/14/26	4,980,000		5,176,088
Sri Lanka — 1.2%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	1,400,000		1,429,508	(a)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	1,000,000		1,002,716	(b)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	2,510,000		2,533,908	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Sri Lanka — continued
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	1,760,000	$1,712,650	(b)
Total Sri Lanka				6,678,782
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	430,000	392,130	(a)
Turkey — 5.0%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000	11,893,200	(c)
Republic of Turkey, Senior Notes	6.875%	3/17/36	12,487,000	15,251,872	(c)
Total Turkey				27,145,072
Uruguay — 1.0%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	2,910,000	2,902,725
Republic of Uruguay, Senior Notes	4.375%	10/27/27	2,511,548	2,662,241
Total Uruguay				5,564,966
Venezuela — 2.4%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	20,120,000	8,500,700	(b)(c)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	680,000	331,500	(c)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	620,000	313,875	(b)(c)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,425,000	2,907,312	(b)(c)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	1,674,000	690,525	(b)(c)
Total Venezuela				12,743,912
Vietnam — 1.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	1,010,000	1,123,279	(b)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	4,280,000	4,425,567	(a)
Total Vietnam				5,548,846
Zambia — 0.2%
Republic of Zambia, Senior Notes	8.970%	7/30/27	1,470,000	1,278,900	(a)
Total Sovereign Bonds (Cost — $364,366,411)				390,323,982
Corporate Bonds & Notes — 53.0%
Consumer Discretionary — 0.4%
Media — 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	750,000	866,395	(c)
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	1,390,000	1,448,380	(a)(c)
Total Consumer Discretionary				2,314,775
Consumer Staples — 1.0%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	410,000	452,802	(b)
Food Products — 0.9%
ESAL GmbH, Senior Notes	6.250%	2/5/23	1,350,000	1,339,875	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	1,420,000	1,427,810	(a)(c)

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	1,930,000	$1,974,390	(a)
Total Food Products				4,742,075
Total Consumer Staples				5,194,877
Energy — 21.4%
Oil, Gas & Consumable Fuels — 21.4%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,300,000	1,409,327	(b)(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,827,440	1,953,725	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,300,000	1,498,250	(c)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,510,000	1,559,075	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	3,630,000	3,172,620	(c)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	957,000	980,921	(a)(c)
KazMunayGas National Co. JSC, Senior Notes	6.375%	4/9/21	7,730,000	8,483,675	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,145,000	2,428,462	(b)
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	2,704,000	2,744,741	(a)(c)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	1,380,000	1,477,772	(b)(c)
Pacific Exploration and Production Corp., Senior Notes	12.000%	12/22/17	1,570,000	1,381,600	(d)(e)
Pacific Exploration and Production Corp., Senior Notes	5.125%	3/28/23	4,240,000	805,600	*(a)(c)(e)(f)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	706,000	723,650	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	378,000	387,450	(a)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	6,955,000	6,537,700	(c)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	7,570,000	6,952,666	(c)
Petrobras Global Finance BV, Senior Notes	8.375%	5/23/21	600,000	620,700	(c)
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	450,000	321,750	(c)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	900,000	688,500	(c)
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	15,130,000	5,388,549	(b)(c)
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	630,000	396,837	(b)(c)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	5,726,667	4,020,275	(b)(c)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	10,109,000	10,472,924	(c)
Petroleos Mexicanos, Senior Notes	8.000%	5/3/19	670,000	748,095	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	9,763,981	(c)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	980,000	925,218	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	1,299,000	1,455,530	(a)(c)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	2,489,000	2,513,890	(c)
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	1,710,000	1,565,078	(c)
Petron Corp., Subordinated Bonds	7.500%	8/6/18	1,700,000	1,816,875	(b)(g)(h)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	5,530,000	6,120,079	(a)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	396,000	438,255	(b)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	3,430,000	3,685,521	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,310,000	$1,380,554	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,650,000	1,681,560	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,270,000	1,267,816	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,216,000	3,684,697	(b)(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,640,610	(a)(c)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	2,430,000	2,436,610	(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	830,000	897,341	(b)(c)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,830,000	1,980,611	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,710,000	2,720,162	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	530,000	531,988	(b)(c)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	2,390,000	2,557,300	(a)
Total Energy				116,218,540
Financials — 9.9%
Banks — 6.3%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	1,320,000	1,310,100	(a)(c)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	1,210,000	1,249,869	(a)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	500,000	520,250	(a)(c)(g)
Export Credit Bank of Turkey, Senior Bonds	5.000%	9/23/21	1,270,000	1,305,804	(a)(c)
Export Credit Bank of Turkey, Senior Notes	5.875%	4/24/19	3,220,000	3,421,334	(a)(c)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,400,000	1,482,365	(c)
ICICI Bank Ltd., Junior Subordinated Bonds	7.250%	10/31/16	1,980,000	1,993,559	(b)(c)(g)(h)
Russian Agricultural Bank, Notes	8.500%	10/16/23	930,000	979,746	(b)
Russian Agricultural Bank, Senior Notes	7.750%	5/29/18	10,700,000	11,564,710	(b)
Russian Agricultural Bank, Subordinated Notes	6.000%	6/3/21	1,480,000	1,481,080	(b)(g)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	640,000	663,309	(a)
TC Ziraat Bankasi AS, Senior Notes	4.750%	4/29/21	7,850,000	8,009,630	(a)(c)
Total Banks				33,981,756
Capital Markets — 1.4%
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	7,240,000	7,376,568	(a)(c)
Diversified Financial Services — 0.7%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	3,690,000	3,860,109	(a)(c)
Real Estate Investment Trusts (REITs) — 0.3%
Trust F/1401, Senior Notes	6.950%	1/30/44	1,850,000	1,924,000	(a)(c)
Real Estate Management & Development — 1.2%
China Overseas Finance Cayman III Ltd., Senior Bonds	5.375%	10/29/23	1,280,000	1,436,041	(b)(c)
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	1,000,000	1,064,493	(b)(c)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — continued
Country Garden Holdings Co., Ltd., Senior Notes	7.875%	5/27/19	1,200,000	$1,292,651	(b)(c)
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	1,330,000	1,400,293	(b)(c)
Theta Capital Pte Ltd., Senior Notes	6.125%	11/14/20	1,400,000	1,432,620	(b)(c)
Total Real Estate Management & Development				6,626,098
Total Financials				53,768,531
Industrials — 2.2%
Building Products — 0.2%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,400,000	1,183,000	(a)(c)
Construction & Engineering — 0.3%
CRCC Yuxiang Ltd., Senior Notes	3.500%	5/16/23	660,000	681,094	(b)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,191,000	485,928	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	620,480	116,340	(a)
Total Construction & Engineering				1,283,362
Industrial Conglomerates — 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	500,000	518,750	(a)(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,819,605	(a)(c)
Total Industrial Conglomerates				3,338,355
Transportation Infrastructure — 1.1%
CRCC Yupeng Ltd., Senior Bonds	3.950%	8/1/19	1,680,000	1,728,147	(b)(c)(g)(h)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	1,100,000	1,168,750	(a)(c)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	3,200,000	3,203,296	(a)
Total Transportation Infrastructure				6,100,193
Total Industrials				11,904,910
Materials — 10.3%
Chemicals — 3.3%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	2,917,000	3,048,265	(a)(c)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	210,000	211,575	(a)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	5,650,000	5,777,125	(b)(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	971,000	1,029,260	(a)(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	2,480,000	2,294,000	(a)(c)
OCP SA, Senior Notes	5.625%	4/25/24	2,500,000	2,658,300	(a)
OCP SA, Senior Notes	4.500%	10/22/25	2,860,000	2,805,374	(a)
Total Chemicals				17,823,899
Construction Materials — 1.2%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	1,070,000	1,056,625	(a)(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	400,000	395,000	(b)(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	1,350,000	1,442,812	(a)(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction Materials — continued
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,480,000	$1,443,000	(a)(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	1,150,000	859,625	(a)
Votorantim Cimentos SA, Senior Notes	7.250%	4/5/41	1,580,000	1,457,550	(b)(c)
Total Construction Materials				6,654,612
Containers & Packaging — 0.7%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	3,588,000	3,753,945	(b)(c)
Metals & Mining — 3.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000	1,932,322	(a)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	3,000,000	3,185,427	(a)(c)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,360,625	(a)(c)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	2,760,000	2,380,500	(b)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,700,000	1,742,500	(a)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	110,000	122,147
Southern Copper Corp., Senior Notes	6.750%	4/16/40	4,360,000	4,522,689	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	580,000	516,967	(c)
Vale Overseas Ltd., Senior Notes	5.875%	6/10/21	1,330,000	1,334,987	(c)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,430,000	2,283,471	(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,063,000	1,887,645	(c)
Total Metals & Mining				21,269,280
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	525,000	596,496	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	955,000	1,019,706	(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	1,060,000	1,090,033	(a)(c)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	1,540,000	1,598,590	(a)(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,200,000	1,260,415	(a)(c)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	970,000	955,450	(a)
Total Paper & Forest Products				6,520,690
Total Materials				56,022,426
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 1.5%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,440,000	1,596,638	(a)(c)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	1,150,000	1,207,461	(a)(c)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	1,450,000	1,481,739	(a)(c)
GTH Finance BV, Senior Notes	7.250%	4/26/23	2,000,000	2,090,000	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	220,000	35,750	*(b)(e)(f)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,521,458	(a)(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	830,000	209,575	*(a)(c)(e)(f)
Total Diversified Telecommunication Services				8,142,621

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 1.2%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	440,000	$487,716	(a)(c)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	5,780,000	5,956,290	(b)(c)
Total Wireless Telecommunication Services				6,444,006
Total Telecommunication Services				14,586,627
Utilities — 5.1%
Electric Utilities — 2.8%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	1,200,000	1,261,500	(a)(c)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,360,000	1,446,700	(a)(c)
Eskom Holdings SOC Ltd., Senior Notes	5.750%	1/26/21	1,630,000	1,620,220	(b)
Lamar Funding Ltd., Senior Bonds	3.958%	5/7/25	2,030,000	1,900,283	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	3,910,000	4,478,905	(b)(c)
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	3,180,000	3,467,853	(b)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	1,150,000	1,197,838	(a)(c)
Total Electric Utilities				15,373,299
Gas Utilities — 0.6%
Empresa de Energia de Bogota SA ESP, Senior Notes	6.125%	11/10/21	1,300,000	1,360,125	(a)(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,900,000	1,990,250	(a)(c)
Total Gas Utilities				3,350,375
Independent Power and Renewable Electricity Producers — 1.4%
AES Gener SA, Notes	5.250%	8/15/21	1,510,000	1,610,463	(a)(c)
First Gen Corp., Senior Notes	6.500%	10/9/23	1,230,000	1,342,238	(b)
Three Gorges Finance Ltd., Senior Bonds	3.150%	6/2/26	2,620,000	2,712,119	(a)(c)
Three Gorges Finance Ltd., Senior Notes	3.700%	6/10/25	1,460,000	1,577,486	(a)(c)
Total Independent Power and Renewable Electricity Producers				7,242,306
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,521,300	(a)(c)
Total Utilities				27,487,280
Total Corporate Bonds & Notes (Cost — $281,072,403)				287,497,966

			Shares
Common Stocks — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, ADR (Cost — $87,607)			36,085	85,161	*(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security		Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost — $333,153)		1/17/17	15,052,000	$68,577

			Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	11,745	17,617
Pacific Exploration and Production Corp.		8/31/16	39,250	125,600	*(d)(e)
Total Warrants (Cost — $489,695)				143,217
Total Investments before Short-Term Investments (Cost — $646,349,269)				678,118,903

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.4%
Repurchase Agreements — 0.9%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/16; Proceeds at maturity — $5,000,049; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/17; Market value — $5,100,000) (Cost — $5,000,000)	0.350%	7/1/16	5,000,000	5,000,000

			Shares
Money Market Funds — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,692,822)	0.238%		2,692,822	2,692,822
Total Short-Term Investments (Cost — $7,692,822)				7,692,822
Total Investments — 126.3% (Cost — $654,042,091#)				685,811,725
Liabilities in Excess of Other Assets — (26.3)%				(142,882,405)
Total Net Assets — 100.0%				$542,929,320

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of June 30, 2016.

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
BRL	— Brazilian Real
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal

Summary of Investments by Country** (unaudited)
Mexico	9.9%
Indonesia	9.2
Russia	8.2
Argentina	7.9
Brazil	7.1
Turkey	6.0
Colombia	5.6
Peru	5.5
Venezuela	3.3
China	2.7
Chile	2.6
Poland	2.2
Hungary	2.2
Kazakhstan	2.0
Philippines	1.8
Dominican Republic	1.5
India	1.4
Ecuador	1.2
South Africa	1.2
Netherlands	1.2
Lithuania	1.0
Sri Lanka	1.0
Malaysia	1.0
Uruguay	0.8
Vietnam	0.8
Morocco	0.8
Qatar	0.8

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Croatia	0.8%
Costa Rica	0.7
Romania	0.7
Ghana	0.7
Ivory Coast	0.6
El Salvador	0.6
Oman	0.5
Jamaica	0.4
Gabon	0.3
Pakistan	0.3
Honduras	0.3
Kenya	0.3
Armenia	0.3
United Arab Emirates	0.3
Paraguay	0.3
Hong Kong	0.3
Namibia	0.3
Israel	0.2
United Kingdom	0.2
Panama	0.2
Georgia	0.2
Egypt	0.2
Zambia	0.2
Singapore	0.2
Nigeria	0.2
Guatemala	0.2
Senegal	0.2
South Korea	0.1
Cameroon	0.1
Tunisia	0.1
Jordan	0.0	‡
United States	0.0	‡
Short-Term Investments	1.1
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2016 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments, at value (Cost — $654,042,091)	$685,811,725
Foreign currency, at value (Cost — $486,398)	488,905
Interest receivable	10,408,147
Unrealized appreciation on forward foreign currency contracts	981,259
Receivable for securities sold	226,535
Deposits with brokers for futures contracts	994
Prepaid expenses	19,328
Total Assets	697,936,893

Liabilities:
Loan payable (Note 5)	150,000,000
Payable for securities purchased	3,628,228
Unrealized depreciation on forward foreign currency contracts	636,631
Investment management fee payable	472,413
Interest payable	50,868
Directors’ fees payable	10,139
Accrued foreign capital gains tax	322
Accrued expenses	208,972
Total Liabilities	155,007,573
Total Net Assets	$542,929,320

Net Assets:
Par value ($0.001 par value; 30,794,143 shares issued and outstanding; 100,000,000 shares authorized)	$30,794
Paid-in capital in excess of par value	581,751,973
Overdistributed net investment income	(9,583,372)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(61,420,655)
Net unrealized appreciation on investments and foreign currencies	32,150,580	†
Total Net Assets	$542,929,320

Shares Outstanding	30,794,143

Net Asset Value	$17.63

†	Net of accrued foreign capital gains tax of $322.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Interest	$21,264,110
Dividends	7,662
Less: Foreign taxes withheld	(19,098)
Total Investment Income	21,252,674

Expenses:
Investment management fee (Note 2)	2,632,514
Interest expense (Note 5)	662,376
Reorganization fees (Note 9)	168,607
Transfer agent fees	111,511
Commitment fees (Note 5)	69,247
Directors’ fees	65,521
Audit and tax fees	36,111
Legal fees	26,334
Fund accounting fees	25,728
Shareholder reports	16,005
Stock exchange listing fees	13,258
Custody fees	9,701
Insurance	4,295
Miscellaneous expenses	6,570
Total Expenses	3,847,778
Net Investment Income	17,404,896

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(11,403,066)
Futures contracts	(1,954,137)
Written options	45,066
Foreign currency transactions	(964,964)
Net Realized Loss	(14,277,101)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	55,180,261	†
Futures contracts	(129,029)
Foreign currencies	82,966
Change in Net Unrealized Appreciation (Depreciation)	55,134,198
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	40,857,097
Increase in Net Assets From Operations	$58,261,993

†	Net of change in accrued foreign capital gains tax of $322.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment income	$17,404,896	$32,197,527
Net realized loss	(14,277,101)	(41,428,924)
Change in net unrealized appreciation (depreciation)	55,134,198	(5,523,249)
Increase (Decrease) in Net Assets From Operations	58,261,993	(14,754,646)

Distributions to Shareholders From (Note 1):
Net investment income	(19,400,310)	(35,476,229)
Return of capital	—	(4,864,099)
Decrease in Net Assets From Distributions to Shareholders	(19,400,310)	(40,340,328)
Increase (Decrease) in Net Assets	38,861,683	(55,094,974)

Net Assets:
Beginning of period	504,067,637	559,162,611
End of period*	$542,929,320	$504,067,637
*Includes overdistributed net investment income of:	$(9,583,372)	$(7,587,958)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	19

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$58,261,993
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(182,751,098)
Sales of portfolio securities	118,000,157
Net purchases, sales and maturities of short-term investments	18,174,253
Cash paid for purchased options	(333,153)
Net amortization of premium (accretion of discount)	(114,422)
Increase in receivable for securities sold	(226,535)
Increase in interest receivable	(693,723)
Increase in prepaid expenses	(9,276)
Decrease in deposits with brokers for futures contracts	801,012
Increase in payable for securities purchased	3,628,228
Increase in investment management fee payable	32,288
Decrease in Directors’ fees payable	(5,316)
Increase in interest payable	14,208
Increase in accrued expenses	33,028
Decrease in payable to broker — variation margin on open futures contracts	(125,203)
Net realized loss on investments	11,403,066
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	(55,181,172)
Net Cash Used in Operating Activities*	(29,091,665)

Cash Flows From Financing Activities:
Distributions paid on common stock	(19,400,310)
Increase in loan payable	48,220,000
Net Cash Provided by Financing Activities	28,819,690
Net Decrease in Cash	(271,975)
Cash at Beginning of Period	760,880
Cash at End of Period	$488,905

*	Included in operating expenses is cash of $729,838 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2016[1,2]	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of period	$16.37	$18.16	$19.11	$22.42	$20.56	$20.57

Income (loss) from operations:
Net investment income	0.57	1.05	1.15	1.12	1.22	1.28
Net realized and unrealized gain (loss)	1.32	(1.53)	(0.68)	(2.99)	2.05	0.04
Total income (loss) from operations	1.89	(0.48)	0.47	(1.87)	3.27	1.32

Less distributions from:
Net investment income	(0.63) [3]	(1.15)	(1.37)	(1.25)	(1.17)	(1.11)
Net realized gains	—	—	(0.05)	(0.19)	(0.24)	(0.22)
Return of capital	—	(0.16)	—	—	—	—
Total distributions	(0.63)	(1.31)	(1.42)	(1.44)	(1.41)	(1.33)

Net asset value, end of period	$17.63	$16.37	$18.16	$19.11	$22.42	$20.56

Market price, end of period	$15.38	$13.73	$15.76	$17.20	$21.80	$18.90
Total return, based on NAV[4,5]	11.86%	(2.83)%	2.25%	(8.58)%	16.40%	6.55%
Total return, based on Market Price[6]	17.07%	(4.89)%	(0.60)%	(14.89)%	23.46%	10.70%

Net assets, end of period (000s)	$542,929	$504,068	$559,163	$588,439	$689,504	$631,977

Ratios to average net assets:
Gross expenses	1.51%[7,8]	1.33%	1.25%	1.20%	1.12%	1.13%
Net expenses	1.51 [7,8]	1.33	1.25	1.20	1.12	1.13
Net investment income	6.82 [7]	5.97	5.91	5.43	5.65	6.18

Portfolio turnover rate	19%	37%	35%	25%	20%	28%

Supplemental data:
Loan Outstanding, End of Period (000s)	$150,000	$101,780	$102,180	$53,950	—	—
Asset Coverage Ratio for Loan Outstanding[9]	462%	595%	647%	1,191%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$4,620	$5,953	$6,472 [10]	$11,907 [10]	—	—
Weighted Average Loan (000s)	$110,213	$98,076	$75,780	$32,807	—	—
Weighted Average Interest Rate on Loan	1.21%	0.96%	0.91%	0.94%	—	—

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	21

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.44%.

[9]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[10]	Added to conform to current period presentation.

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

24	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$390,323,982	—	$390,323,982
Corporate bonds & notes:
Energy	—	114,836,940	$1,381,600	116,218,540
Other corporate bonds & notes	—	171,279,426	—	171,279,426
Common stocks	—	85,161	—	85,161
Purchased options	—	68,577	—	68,577
Warrants	—	17,617	125,600	143,217
Total long-term investments	—	$676,611,703	$1,507,200	$678,118,903
Short-term investments†:
Repurchase agreements	—	$5,000,000	—	$5,000,000
Money market funds	$2,692,822	—	—	2,692,822
Total short-term investments	$2,692,822	$5,000,000	—	$7,692,822
Total investments	$2,692,822	$681,611,703	$1,507,200	$685,811,725
Other financial instruments:
Forward foreign currency contracts	—	$981,259	—	$981,259
Total	$2,692,822	$682,592,962	$1,507,200	$686,792,984

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$636,631	—	$636,631

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

26	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of

28	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $636,631. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of June 30, 2016, there was $322 of capital gains tax liabilities accrued or unrealized gains.

30	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$182,751,098
Sales	118,000,157

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$51,043,709
Gross unrealized depreciation	(19,274,075)
Net unrealized appreciation	$31,769,634

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2015	—	—
Options written	5,098,000	$45,066
Options closed	—	—
Options exercised	—	—
Options expired	(5,098,000)	(45,066)
Written options, outstanding as of June 30, 2016	—	—

At June 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,974,801	MXN	91,595,048	Bank of America N.A.	8/15/16	$(15,667)
USD	5,329,691	SGD	7,316,600	Citibank, N.A.	8/15/16	(99,665)
BRL	27,591,403	USD	7,603,032	JPMorgan Chase & Co.	8/15/16	878,809
USD	5,283,585	BRL	18,146,473	JPMorgan Chase & Co.	8/15/16	(294,801)
USD	8,656,705	BRL	28,406,978	JPMorgan Chase & Co.	8/15/16	(75,851)
USD	5,345,899	EUR	4,739,692	Bank of America N.A.	8/16/16	78,101
INR	346,000,000	USD	5,126,306	JPMorgan Chase & Co.	9/9/16	(58,149)
USD	2,483,927	INR	168,782,811	JPMorgan Chase & Co.	9/9/16	11,621
IDR	67,000,000,000	USD	4,982,895	Citibank, N.A.	9/28/16	12,728
ARS	36,436,126	USD	2,350,718	JPMorgan Chase & Co.	11/15/16	(92,498)
Total						$344,628

Abbreviations used in this table:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
IDR	— Indonesian Rupiah
INR	— Indian Rupee
MXN	— Mexican Peso
SGD	— Singapore Dollar
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$68,577
Forward foreign currency contracts	981,259
Total	$1,049,836

32	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$636,631

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	—	$45,066	$45,066
Futures contracts	$(1,954,137)	—	(1,954,137)
Forward foreign currency contracts[1]	—	(933,924)	(933,924)
Total	$(1,954,137)	$(888,858)	$(2,842,995)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(264,576)	$(264,576)
Futures contracts	$(129,029)	—	(129,029)
Forward foreign currency contracts[2]	—	911	911
Total	$(129,029)	$(263,665)	$(392,694)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$104,150
Written options†	17
Futures contracts (to sell)†	21,053,078
Forward foreign currency contracts (to buy)	14,968,791
Forward foreign currency contracts (to sell)	17,976,011

†	At June 30, 2016, there were no open positions held in this derivative.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$68,577	—	$68,577
Forward foreign currency contracts	981,259	—	981,259
Total	$1,049,836	—	$1,049,836

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$636,631	—	$636,631

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Asset and Liabilities.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $150,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The Fund pays a monthly commitment fee at an annual rate of 0.35% on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended June 30, 2016 was $662,376. For the six months ended June 30, 2016, the Fund incurred a commitment fee in the amount of $69,247. At June 30, 2016, the Fund had $150,000,000 of borrowings outstanding per this credit agreement. For the six months ended June 30, 2016, the average daily loan balance was $110,213,077 and weighted average interest rate was 1.21%.

34	Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report

6. Distributions subsequent to June 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/22/2016	7/29/2016	$0.1050
8/19/2016	8/26/2016	$0.1050

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2016, the Fund did not repurchase any shares.

8. Deferred capital losses

As of December 31, 2015, the Fund had deferred capital losses of $42,396,494, which have no expiration date, that will be available to offset future taxable capital gains.

9. Reorganization and other matters

On February 16, 2016, the Fund announced approval by the Fund’s Board of Directors of a proposal to merge (i) Western Asset Worldwide Income Fund Inc. with and into the Fund and (ii) Western Asset Emerging Markets Income Fund Inc. with and into the Fund, subject to the approval by the stockholders of each Fund. The approval of each merger is not contingent upon the approval of the other merger. If approved, the mergers are anticipated to occur during the third quarter of 2016. If the proposed mergers are approved by the stockholders of each Fund, stockholders of Western Asset Worldwide Income Fund Inc. and Western Asset Emerging Markets Income Fund Inc. would receive common stock of the Fund, based on each Fund’s respective net asset value per share.

On February 16, 2016, the Fund also announced approval by the Fund’s Board of Directors of a change to the Fund’s primary and secondary investment objectives, subject to stockholder approval. If approved, the Fund’s primary investment objective would change to high current income and the Fund’s secondary investment objective would change to capital appreciation. The current primary investment objective of the Fund is total return and high current income is a secondary investment objective. The approval of changes to the Fund’s investment objectives is not contingent upon the approval of the aforementioned mergers.

Western Asset Emerging Markets Debt Fund Inc. 2016 Semi-Annual Report	35

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Debt Fund Inc. was held on April 29, 2016 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	23,480,547	2,087,523
William R. Hutchinson	23,531,185	2,036,885
Jane E. Trust	23,592,673	1,975,397

At June 30, 2016, in addition to Leslie H. Gelb, William R. Hutchinson and Jane E. Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

36	Western Asset Emerging Markets Debt Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by Computershare Inc., as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470. Such withdrawal will be

Western Asset Emerging Markets Debt Fund Inc.	37

Dividend reinvestment plan (unaudited) (cont’d)

effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470.

38	Western Asset Emerging Markets Debt Fund Inc.

Western Asset

Emerging Markets Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

ESD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WAS04052 8/16 SR16-2855

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016